SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2023
Disclosure of classes of share capital [abstract]
SHAREHOLDERS’ EQUITY
NOTE 15:	SHAREHOLDERS’ EQUITY

Issued and paid-in share capital:

	Ordinary Shares
	2023	2022
	Number of shares

Balance as of January 1	144,477,962	154,501,629
Own shares held by the Group	(2,729,597)	(16,906,795)
Share based compensation	4,413,644	6,883,128

Issued and paid-in share capital as of December 31	146,162,009	144,477,962

Authorized share capital	500,000,000	500,000,000

Rights attached to share:

The holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at general meetings of the Company. All shares rank equally with regard to the Company’s residual assets.

Own shares acquisition:

During 2022, the Board of Directors approved the share buyback programs of up to USD 95 million of its ordinary shares out of which the Group repurchased 16,906,795 ordinary shares in aggregate amount of USD 86.3 million and during 2023, the Company repurchased 2,505,851 ordinary shares in aggregate amount of USD 8.7 million which was financed by existing cash resources.

On December 18, 2023, the Company has received approval from the Israeli court for its motion to buy back an additional USD 20 million of its ordinary shares from time-to-time through June 18, 2024. In 2023, the Company repurchased 221,506 ordinary shares in aggregate amount of USD 0.6  million which was financed by existing cash resources.

In addition, in July 2023, the Group repurchased 2,240 restricted ordinary shares that did not vest from one of its employees for no consideration.